UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2012

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2012

This report provides management’s discussion of fund performance for Sanford C. Bernstein Fund II, Inc. Intermediate Duration Institutional Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2012.

Investment Objectives and Policies

The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser, the “Adviser”, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securities, in each case in developed or emerging market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Barclays Capital (“BC”) U.S. Aggregate Bond Index, and the Lipper Intermediate Investment Grade Debt Funds Average (a comparison to peers of similarly managed funds, the “Lipper Average”).

The Portfolio outperformed its benchmark for the six- and 12-month periods ended September 30, 2012, driven by positive security selection, followed by sector allocation and yield curve positioning; it underperformed the Lipper Average for both periods. Security selection within commercial mortgage-backed securities (“CMBS”) and corporate holdings were significant positive contributors for both periods. Investment-grade corporate selection was helped by an overweight in financials, which outperformed during both periods.

Within sector positioning, an underweight to Treasuries and agency mortgages and overweights to CMBS and investment grade corporates contributed positively for both periods. Non-government securities outperformed as investors became less risk-averse; high yield corporates were also a modest positive contributor. Yield curve positioning, specifically an overweight in the ten-year area where yields declined most, contributed positively. Currency positioning was a modest positive contributor for the 12-month period, as a short position in the Canadian dollar helped.

During both periods, Treasury futures and interest rate swaps were utilized for hedging purposes in order to manage both duration and yield curve positioning, which contributed positively to performance. Credit default swaps were utilized as both a hedge against cash and as a substitute for bonds; for the six-month period, credit default swaps contributed positively to performance, while there was no meaningful impact to performance for the 12-month period. Currency forwards were also utilized to hedge the currency risk on non-U.S. dollar positions which had an immaterial impact on performance during both periods.

Market Review and Investment Strategy

Volatility continued throughout the 12-month period ended September 30, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. The swings between “risk on” and “risk off” throughout the period reflected uncertainty created by the protracted sovereign debt crisis in Europe, a looming fiscal policy crisis in the U.S., and questions as to whether emerging market economies, such as China and Brazil, were heading for a hard or soft landing.

Investor confidence improved in the first quarter of 2012, after the European Central Bank (“ECB”) took decisive moves to stem the euro-area crisis and after signs of improving economic momentum, particularly in the U.S., buoyed markets. In the

(Portfolio Manager Commentary continued on next page)

2012 Annual Report	1

Portfolio Manager Commentary (continued)

second quarter of 2012, however, the pendulum swung back to “risk off” as the European debt crisis intensified, growth in China moderated and the pace of U.S. economic growth showed signs of slowing. Government yields fell significantly, with U.S. Treasury and German bund yields setting new record lows.

Toward the end of the 12-month period, global risk aversion eased once again, prompted by positive central bank policy initiatives. The ECB announced a bond purchase program to support financial market stability in the euro area, while yields on ten-year European government bonds, including those of countries at the center of the sovereign debt crisis, fell. In the U.S., a third round of quantitative easing by the Federal Reserve was also positive for broad market sentiment. Officials indicated that the current low interest rate regime would likely last until the middle of 2015; previously, it had been expected to run until the end of 2014. For the 12-month period, government securities generally underperformed against risk assets, which gained in value and corporate bond spreads narrowed.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Intermediate Investment Grade Debt Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Intermediate Investment Grade Debt Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

(Disclosures, Risks and Note about Historical Performance continued on next page)

2012 Annual Report	3

Disclosures and Risks (continued)

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The performance shown on page 5 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

4	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2012	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio†*	4.48%	5.70%	6.96%	5.65%	5.90%	May 17, 2002
BC U.S. Aggregate Bond Index	3.68%	5.16%	6.53%	5.32%	5.79%
Lipper Intermediate Investment Grade Debt Funds Average	4.54%	7.51%	6.20%	5.08%	5.41%

†	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

*	Includes the Adviser’s reimbursement in respect to the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08% for the six- and 12-month periods ended September 30, 2012.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.54%, as of 1/31/12) and its performance would have been lower than that shown.

Intermediate Duration Institutional Portfolio

Growth of $25,000

The chart shows the growth of $25,000 for the Portfolio, benchmark and Lipper Average from September 30, 2002 through September 30, 2012.

Portfolio Summary—September 30, 2012 (Unaudited)

Intermediate Duration Institutional Portfolio
Security Type Breakdown**

**	All data are as of September 30, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also invests in other financial instruments, including derivatives instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

2012 Annual Report	5

Fund Expenses—September 30, 2012 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2012	ENDING ACCOUNT VALUE SEPTEMBER 30, 2012	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,044.80	$2.30	0.45%
Hypothetical**	$1,000	$1,022.75	$2.28	0.45%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

6	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund ll, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2012

Principal Amount (000)			U.S. $ Value

CORPORATES—INVESTMENT GRADES–27.2%
Industrial–13.1%
Basic–1.7%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$	1,655	$1,737,181
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		1,535	1,611,750
ArcelorMittal 6.125%, 6/01/18		1,297	1,288,505
ArcelorMittal USA LLC 6.50%, 4/15/14		1,020	1,061,866
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		47	56,472
Dow Chemical Co. (The)
4.125%, 11/15/21		655	712,689
5.25%, 11/15/41		640	726,205
7.375%, 11/01/29		165	218,608
7.60%, 5/15/14		1,297	1,433,028
8.55%, 5/15/19		672	901,126
Eastman Chemical Co.
2.40%, 6/01/17		381	397,920
3.60%, 8/15/22		781	822,708
International Paper Co.
4.75%, 2/15/22		100	113,552
7.95%, 6/15/18		1,415	1,821,196
PPG Industries, Inc. 5.75%, 3/15/13		1,031	1,054,935
Teck Resources Ltd.
2.50%, 2/01/18		446	447,945
4.75%, 1/15/22		1,189	1,273,046
Vale SA 5.625%, 9/11/42		2,780	2,828,152

			18,506,884

Capital Goods–0.6%
ADT Corp. (The) 3.50%, 7/15/22(a)		630	654,503
Embraer SA 5.15%, 6/15/22		749	803,902
General Electric Co. 5.25%, 12/06/17		230	272,132
Owens Corning 6.50%, 12/01/16		1,652	1,855,057
Republic Services, Inc.
3.80%, 5/15/18		16	17,791
5.25%, 11/15/21		933	1,104,475
5.50%, 9/15/19		1,288	1,525,244
United Technologies Corp. 8.75%, 3/01/21		160	227,540

			6,460,644

Principal Amount (000)			U.S. $ Value

Communications—Media–2.6%
CBS Corp.
3.375%, 3/01/22	U.S.$	538	$562,094
5.75%, 4/15/20		2,196	2,652,519
8.875%, 5/15/19		5	6,702
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,130	1,687,131
Comcast Corp.
5.15%, 3/01/20		2,095	2,492,279
5.30%, 1/15/14		15	15,886
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22		2,175	2,238,214
4.60%, 2/15/21		700	766,193
4.75%, 10/01/14		940	1,008,081
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		784	852,600
NBCUniversal Media LLC 4.375%, 4/01/21		530	600,986
News America, Inc.
6.15%, 3/01/37–2/15/41		1,388	1,726,361
6.55%, 3/15/33		755	885,964
9.25%, 2/01/13		1,285	1,318,474
Omnicom Group, Inc. 3.625%, 5/01/22		957	1,010,784
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,255	2,896,166
TCI Communications, Inc. 7.875%, 2/15/26		110	158,412
Time Warner Cable, Inc. 7.50%, 4/01/14		1,130	1,240,641
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,420	3,409,342
Virgin Media Secured Finance PLC 5.25%, 1/15/21		915	1,061,542
WPP Finance UK
5.875%, 6/15/14		10	10,716
8.00%, 9/15/14		2,145	2,407,943

			29,009,030

Communications—Telecommunications–1.5%
American Tower Corp. 5.05%, 9/01/20		2,180	2,432,893
AT&T Corp. 8.00%, 11/15/31		340	522,569
AT&T, Inc.
4.45%, 5/15/21		1,244	1,463,970
5.35%, 9/01/40		481	578,936
5.60%, 5/15/18		6	7,352
BellSouth Corp. 5.20%, 9/15/14		37	40,189
BellSouth Telecommunications, Inc. 7.00%, 10/01/25		135	171,201
British Telecommunications PLC
2.00%, 6/22/15		1,178	1,211,185
5.95%, 1/15/18		314	376,021

2012 Annual Report	7

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)	U.S.$	2,452	$2,636,290
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		20	32,058
Pacific Bell Telephone Co. 6.625%, 10/15/34		170	179,522
Telecom Italia Capital SA
6.375%, 11/15/33		290	264,625
7.175%, 6/18/19		910	1,003,275
Telefonica Emisiones SAU 5.462%, 2/16/21		1,075	1,053,500
United States Cellular Corp. 6.70%, 12/15/33		1,380	1,415,195
Verizon Communications, Inc.
2.00%, 11/01/16		6	6,273
4.60%, 4/01/21		83	98,449
5.55%, 2/15/16		135	156,199
6.10%, 4/15/18		37	46,246
Vodafone Group PLC 6.15%, 2/27/37		1,955	2,629,749

			16,325,697

Consumer Cyclical—Automotive–0.5%
Ford Motor Credit Co. LLC
3.00%, 6/12/17		1,043	1,061,661
5.00%, 5/15/18		1,942	2,120,126
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,798	1,959,849

			5,141,636

Consumer Cyclical—Entertainment–0.4%
Time Warner, Inc.
4.70%, 1/15/21		1,130	1,297,876
7.625%, 4/15/31		115	160,645
Turner Broadcasting System, Inc. 8.375%, 7/01/13		2,109	2,229,432
Viacom, Inc. 5.625%, 9/15/19		505	607,350

			4,295,303

Consumer Cyclical—Other–0.2%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		2,371	2,411,084

Consumer Cyclical—Retailers–0.4%
CVS Caremark Corp. 6.60%, 3/15/19		1,085	1,386,580
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		2,710	2,921,545

			4,308,125

Consumer Non-Cyclical–1.3%
Abbott Laboratories 4.125%, 5/27/20		10	11,541
Ahold Finance USA LLC 6.875%, 5/01/29		2,260	2,822,756

Archer-Daniels-Midland Co. 4.479%, 3/01/21	U.S.$	18	$20,824
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		1,091	1,172,011
5.875%, 5/15/13		1,700	1,753,700
8.50%, 6/15/19		19	24,073
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		2,305	2,397,442
Delhaize Group SA 5.875%, 2/01/14		570	598,858
Diageo Capital PLC 7.375%, 1/15/14		25	27,148
Johnson & Johnson 6.95%, 9/01/29		135	196,998
Kimberly-Clark Corp. 3.875%, 3/01/21		35	39,670
Kroger Co. (The) 3.40%, 4/15/22		1,961	2,042,442
Laboratory Corp. of America Holdings
2.20%, 8/23/17		674	688,401
3.75%, 8/23/22		337	352,640
PepsiCo, Inc. 5.00%, 6/01/18		180	213,938
Pfizer, Inc.
5.35%, 3/15/15		6	6,708
6.20%, 3/15/19		35	44,590
Tyson Foods, Inc.
4.50%, 6/15/22		1,226	1,284,235
6.60%, 4/01/16		15	17,213
Watson Pharmaceuticals, Inc. 3.25%, 10/01/22		998	989,667

			14,704,855

Energy–2.3%
Anadarko Petroleum Corp. 6.45%, 9/15/36		714	884,605
Canadian Natural Resources Ltd. 5.15%, 2/01/13		10	10,153
ConocoPhillips 4.60%, 1/15/15		6	6,549
ConocoPhillips Holding Co. 6.95%, 4/15/29		40	56,611
Encana Corp. 3.90%, 11/15/21		3,385	3,577,305
Marathon Petroleum Corp.
3.50%, 3/01/16		369	391,271
5.125%, 3/01/21		1,856	2,141,703
Nabors Industries, Inc. 9.25%, 1/15/19		1,908	2,497,038
Noble Energy, Inc. 8.25%, 3/01/19		2,259	2,924,978
Noble Holding International Ltd. 4.90%, 8/01/20		192	214,477
Phillips 66 4.30%, 4/01/22(a)		2,860	3,132,140
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,256	2,431,057

8	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)				U.S. $ Value

Southwestern Energy Co. 4.10%, 3/15/22(a)	U.S.$		782	$830,008
Transocean, Inc. 2.50%, 10/15/17			1,245	1,251,690
Valero Energy Corp. 6.125%, 2/01/20			1,599	1,942,212
Weatherford International Ltd./Bermuda
5.125%, 9/15/20			1,565	1,710,932
6.00%, 3/15/18			164	187,837
9.625%, 3/01/19			1,065	1,386,231

				25,576,797

Technology–0.8%
Agilent Technologies, Inc. 5.00%, 7/15/20			388	444,768
Hewlett-Packard Co. 4.65%, 12/09/21			1,311	1,366,972
HP Enterprise Services LLC 7.45%, 10/15/29			15	18,065
Intel Corp. 4.80%, 10/01/41			1,015	1,187,280
Motorola Solutions, Inc. 7.50%, 5/15/25			240	299,038
Oracle Corp. 5.25%, 1/15/16			53	60,828
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22			2,830	2,917,917
Xerox Corp.
2.95%, 3/15/17			446	460,832
8.25%, 5/15/14			1,880	2,085,420

				8,841,120

Transportation—Airlines–0.2%
Southwest Airlines Co.
5.25%, 10/01/14			1,220	1,309,813
5.75%, 12/15/16			850	971,789

				2,281,602

Transportation—Railroads–0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18			405	494,324

Transportation—Services–0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)			2,550	2,587,457
Con-way, Inc. 6.70%, 5/01/34			1,700	1,835,068
Ryder System, Inc.
5.85%, 11/01/16			680	778,800
7.20%, 9/01/15			670	777,165

				5,978,490

				144,335,591

	Principal Amount (000)			U.S. $ Value

Financial Institutions–10.3%
Banking–6.5%
American Express Co. 8.125%, 5/20/19		U.S.$	10	$13,528
Bank of America Corp.
5.625%, 7/01/20			35	39,911
5.70%, 1/24/22			310	364,114
5.875%, 2/07/42			1,751	2,046,761
7.375%, 5/15/14			15	16,420
7.625%, 6/01/19			1,435	1,791,929
Series L 5.65%, 5/01/18			2,385	2,719,320
Barclays Bank PLC 6.625%, 3/30/22(a)		EUR	1,770	2,385,986
Bear Stearns Cos. LLC (The) 5.30%, 10/30/15		U.S.$	70	78,080
5.55%, 1/22/17			2,435	2,768,914
5.70%, 11/15/14			2,880	3,153,839
Citigroup, Inc. 4.50%, 1/14/22			3,610	3,963,715
5.30%, 1/07/16			20	21,985
5.375%, 8/09/20			950	1,098,312
8.50%, 5/22/19			2,650	3,504,641
Compass Bank 5.50%, 4/01/20			3,134	3,070,609
Countrywide Financial Corp. 6.25%, 5/15/16			1,040	1,134,029
DNB Bank ASA 3.20%, 4/03/17(a)			2,845	2,971,318
Fifth Third Bancorp 3.50%, 3/15/22			1,099	1,171,619
6.25%, 5/01/13			15	15,485
Goldman Sachs Group, Inc. (The)
4.75%, 7/15/13			115	118,659
5.00%, 10/01/14			8	8,566
5.125%, 1/15/15			60	64,514
5.35%, 1/15/16			230	254,113
5.75%, 1/24/22			1,395	1,606,867
6.00%, 6/15/20			2,335	2,692,346
7.50%, 2/15/19			1,885	2,337,760
HSBC Holdings PLC 4.00%, 3/30/22			2,990	3,208,022
5.10%, 4/05/21			1,647	1,902,677
ING Bank NV 2.00%, 9/25/15(a)			2,790	2,785,307
JPMorgan Chase & Co. 0.595%, 11/01/12(c)			90	90,026
3.70%, 1/20/15			270	285,954
4.40%, 7/22/20			30	33,018
4.50%, 1/24/22			1,680	1,863,540
4.625%, 5/10/21			46	51,419
4.75%, 3/01/15			6	6,524
Macquarie Bank Ltd. 5.00%, 2/22/17(a)			505	539,390
Macquarie Group Ltd. 4.875%, 8/10/17(a)			1,063	1,118,170

2012 Annual Report	9

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Merrill Lynch & Co., Inc. 6.11%, 1/29/37	U.S.$	125	$132,609
Morgan Stanley 5.30%, 3/01/13		145	147,553
5.50%, 7/24/20		2,185	2,359,158
6.625%, 4/01/18		1,970	2,263,412
7.25%, 4/01/32		15	18,083
Series G 5.50%, 7/28/21		1,668	1,825,437
National Capital Trust II 5.486%, 3/23/15(a)		645	652,306
Nationwide Building Society 6.25%, 2/25/20(a)		2,605	2,988,177
PNC Funding Corp. 5.125%, 2/08/20		15	17,774
Santander US Debt SAU 2.991%, 10/07/13(a)		2,555	2,550,937
Societe Generale SA 2.50%, 1/15/14(a)		1,235	1,237,717
SouthTrust Corp. 5.80%, 6/15/14		15	16,152
UBS AG/Stamford CT 7.625%, 8/17/22		1,334	1,376,870
UFJ Finance Aruba AEC 6.75%, 7/15/13		520	544,097
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,042	990,312
Vesey Street Investment Trust I 4.404%, 9/01/16		932	993,923
Wachovia Bank NA 5.60%, 3/15/16		150	168,940
Wachovia Corp. 5.50%, 5/01/13		2,560	2,635,579

			72,216,423

Finance–0.5%
General Electric Capital Corp. 2.95%, 5/09/16		22	23,263
4.65%, 10/17/21		1,127	1,263,112
4.80%, 5/01/13		10	10,254
5.375%, 10/20/16		180	207,121
5.40%, 2/15/17		7	8,082
5.625%, 5/01/18		105	123,826
5.875%, 1/14/38		43	51,241
Series A 6.90%, 9/15/15		180	209,090
HSBC Finance Corp. 5.25%, 1/15/14		15	15,663
6.676%, 1/15/21		101	117,131
SLM Corp. 7.25%, 1/25/22		1,745	1,954,400
Series A 5.375%, 1/15/13–5/15/14		1,815	1,884,690

			5,867,873

Insurance–2.3%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16	U.S.$	755	$878,079
Allstate Corp. (The) 6.125%, 5/15/37		2,148	2,212,440
Allstate Life Global Funding Trusts 5.375%, 4/30/13		10	10,290
American International Group, Inc. 3.80%, 3/22/17		215	231,257
4.875%, 6/01/22		1,550	1,746,783
6.40%, 12/15/20		1,180	1,437,349
Coventry Health Care, Inc. 5.95%, 3/15/17		535	624,740
6.125%, 1/15/15		205	225,526
6.30%, 8/15/14		1,630	1,780,742
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		873	1,152,066
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		505	532,483
5.125%, 4/15/22		1,075	1,207,485
5.50%, 3/30/20		1,341	1,517,626
6.10%, 10/01/41		110	123,739
Humana, Inc. 6.30%, 8/01/18		215	251,264
6.45%, 6/01/16		240	275,116
7.20%, 6/15/18		595	721,110
Lincoln National Corp. 8.75%, 7/01/19		670	877,886
Markel Corp. 7.125%, 9/30/19		808	972,314
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		615	907,398
Metlife Capital Trust IV 7.875%, 12/15/37(a)		970	1,144,600
MetLife, Inc. 4.75%, 2/08/21		350	405,643
5.00%, 6/15/15		90	99,927
7.717%, 2/15/19		492	640,940
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,095	2,866,698
Principal Financial Group, Inc. 7.875%, 5/15/14		26	28,908
WellPoint, Inc. 3.30%, 1/15/23		986	997,271
XL Group PLC 5.25%, 9/15/14		1,545	1,650,054
6.25%, 5/15/27		155	176,003

			25,695,737

Other Finance–0.2%
ORIX Corp. 4.71%, 4/27/15		1,849	1,966,173

REITS–0.8%
ERP Operating LP 5.25%, 9/15/14		165	178,040
HCP, Inc. 5.375%, 2/01/21		2,940	3,354,017

10	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Health Care REIT, Inc. 5.25%, 1/15/22	U.S.$	2,940	$3,310,622
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		1,484	1,561,169

			8,403,848

			114,150,054

Utility–3.3%
Electric–1.4%
Alabama Power Co. 3.95%, 6/01/21		54	61,018
Series 07A 5.55%, 2/01/17		135	157,011
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,200	1,320,901
Constellation Energy Group, Inc. 5.15%, 12/01/20		546	641,756
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	47,316
Enersis SA/Cayman Island 7.375%, 1/15/14		70	74,657
FirstEnergy Corp. Series C 7.375%, 11/15/31		1,588	2,080,067
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		2,305	2,948,964
Nisource Finance Corp. 6.80%, 1/15/19		2,590	3,127,068
Pacific Gas & Electric Co. 4.50%, 12/15/41		1,100	1,215,206
6.05%, 3/01/34		5	6,572
Southern California Edison Co. 3.875%, 6/01/21		18	20,416
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,075	1,113,195
TECO Finance, Inc. 4.00%, 3/15/16		545	589,455
5.15%, 3/15/20		665	774,910
Union Electric Co. 6.70%, 2/01/19		240	306,937
Wisconsin Energy Corp. 6.25%, 5/15/67		1,169	1,244,985

			15,730,434

Natural Gas–1.9%
DCP Midstream LLC 5.35%, 3/15/20(a)		554	607,856
Energy Transfer Partners LP 4.65%, 6/01/21		25	26,885
5.95%, 2/01/15		20	21,956
6.125%, 2/15/17		125	143,563
6.625%, 10/15/36		120	135,861
6.70%, 7/01/18		705	837,078
7.50%, 7/01/38		1,660	1,967,932

Enterprise Products Operating LLC 5.20%, 9/01/20	U.S.$	486	$572,508
Series G 5.60%, 10/15/14		10	10,926
EQT Corp. 8.125%, 6/01/19		1,233	1,492,654
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		3,120	3,351,566
4.15%, 3/01/22		655	707,585
ONEOK, Inc. 4.25%, 2/01/22		2,795	3,033,008
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,845	3,077,559
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,485	2,657,275
Williams Partners LP 5.25%, 3/15/20		1,796	2,081,239

			20,725,451

			36,455,885

Non Corporate Sectors–0.5%
Agencies—Not Government Guaranteed–0.5%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(a)		701	746,520
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		1,978	2,198,151
Petrobras International Finance Co.–Pifco
5.375%, 1/27/21		2,150	2,422,558
5.75%, 1/20/20		30	34,194

			5,401,423

Total Corporates—Investment Grades (cost $272,876,989)			300,342,953

MORTGAGE PASS-THROUGHS–21.4%
Agency Fixed Rate 30-Year–17.5%
Federal Home Loan Mortgage Corp. Gold
4.50%, 5/01/39–2/01/41		17,890	19,246,014
5.50%, 4/01/38		7,298	7,960,003
Series 2005 5.50%, 1/01/35		29	31,374
Series 2007 5.50%, 7/01/35		1,351	1,485,775
Federal National Mortgage Association 3.50%, TBA		14,285	15,282,718
4.00%, 1/01/41–12/01/41		37,858	40,850,504
4.50%, TBA		16,135	17,463,617
5.50%, 5/01/38–6/01/38		11,233	12,327,326
6.00%, 9/01/37–10/01/40		14,308	15,835,418
Series 2003 5.00%, 11/01/33		2,536	2,787,595
5.50%, 4/01/33–7/01/33		4,346	4,823,456

2012 Annual Report	11

Schedule of Investments (continued)

Principal Amount (000)				U.S. $ Value

Series 2004 5.50%, 2/01/34–11/01/34	U.S.$		3,988	$4,410,415
6.00%, 9/01/34			401	450,719
Series 2005 4.50%, 6/01/35–9/01/35			4,972	5,389,106
5.50%, 2/01/35			4,266	4,728,989
6.00%, 4/01/35			2,202	2,474,762
Series 2006 5.00%, 2/01/36			7,204	7,888,854
5.50%, 4/01/36			1,090	1,202,463
6.00%, 11/01/36			14	15,546
Series 2007 4.50%, 9/01/35			3,493	3,798,782
5.00%, 11/01/35–7/01/36			107	117,056
5.50%, 5/01/36–8/01/37			385	426,713
6.00%, 3/01/37			68	74,916
Series 2008 5.50%, 12/01/35–3/01/37			5,420	5,977,350
6.00%, 3/01/37–5/01/38			12,977	14,413,649
Series 2010 6.00%, 2/01/40–4/01/40			3,172	3,507,973
Series 2011 4.00%, 12/01/41			24	25,850

				192,996,943

Agency Fixed Rate 15-Year–3.0%
Federal National Mortgage Association 3.00%, TBA			11,065	11,728,900
4.50%, TBA			7,740	8,350,734
4.50%, 12/01/13–7/01/26			12,299	13,317,682
Series 2008 4.50%, 5/01/23			22	23,656

				33,420,972

Agency ARMs–0.9%
Federal Home Loan Mortgage Corp. 2.362%, 4/01/35(c)			2,127	2,270,390
2.936%, 5/01/35(c)			972	1,045,976
4.432%, 11/01/35(c)			3,816	4,061,196
Series 2006 2.942%, 12/01/36(c)			2	2,489
Series 2007 3.271%, 3/01/37(c)			3	3,370
Series 2008 2.866%, 11/01/37(d)			486	521,410
Federal National Mortgage Association Series 2003 2.78%, 12/01/33(d)			838	898,121
Series 2007 2.336%, 3/01/34(d)			774	818,651
2.418%, 2/01/37(c)			5	5,263
2.91%, 3/01/37(d)			7	7,084

				9,633,950

Total Mortgage Pass-Throughs (cost $227,062,032)				236,051,865

Principal Amount (000)				U.S. $ Value

GOVERNMENTS—TREASURIES–19.6%
United States–19.6%
U.S. Treasury Bonds 2.75%, 8/15/42		U.S.$	1,085	$1,067,030
3.00%, 5/15/42			5,705	5,915,372
4.50%, 2/15/36			13,006	17,350,810
4.625%, 2/15/40			24,429	33,529,214
5.375%, 2/15/31			650	940,164
8.125%, 8/15/21			384	601,740
U.S. Treasury Notes 0.50%, 7/31/17			11,390	11,333,939
0.625%, 8/31/17			6,760	6,764,225
0.75%, 6/30/17			4,585	4,619,745
0.875%, 1/31/17			7,305	7,416,854
1.00%, 8/31/16–3/31/17			103,017	105,188,542
1.375%, 5/15/13			36	36,270
1.625%, 8/15/22			10,605	10,593,398
2.00%, 2/15/22			4,935	5,132,785
2.125%, 8/15/21			125	132,227
2.625%, 11/15/20(e)			5,617	6,201,075

Total Governments—Treasuries (cost $203,022,540)				216,823,390

ASSET-BACKED SECURITIES–11.2%
Autos—Fixed Rate–6.0%
Ally Auto Receivables Trust Series 2012-1, Class A2 0.71%, 9/15/14			2,550	2,554,958
Ally Master Owner Trust Series 2010-3, Class A 2.88%, 4/15/15(a)			3,235	3,262,947
AmeriCredit Automobile Receivables Trust Series 2011-4, Class A2 0.92%, 3/09/15			1,092	1,093,844
Series 2011-5, Class A2 1.19%, 8/08/15			967	970,660
Series 2012-3, Class A3 0.96%, 1/09/17			3,225	3,245,475
Series 2012-4, Class A2 0.49%, 4/08/16			4,125	4,125,130
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)			2,070	2,111,481
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16			1,825	1,850,152
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16			1,460	1,470,823
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(a)			1,611	1,613,617

12	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Series 2012-2A, Class A 1.30%, 6/15/17(a)	U.S.$	2,700	$2,699,727
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	3,731	3,807,472
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	3,158	3,158,257
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		1,865	1,891,703
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		6,340	6,339,028
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(a)		2,702	2,705,494
Series 2012-A, Class A2 0.66%, 4/15/14		3,541	3,545,270
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		3,346	3,350,223
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		2,585	2,592,654
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)		3,630	3,640,142
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16		3,010	3,029,628
Series 2012-4, Class A2 0.79%, 8/17/15		2,066	2,072,394
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14		1,901	1,907,491
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2 0.61%, 10/20/14		2,665	2,668,267

			65,706,837

Credit Cards—Fixed Rate–1.5%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		5,970	5,990,218
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,593	1,606,639
Series 2012-A3, Class A3 0.86%, 11/15/17		1,908	1,925,504
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		5,540	5,589,369

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	1,815	$1,826,220

			16,937,950

Credit Cards—Floating Rate–1.3%
American Express Credit Account Master Trust Series 2011-1, Class A 0.391%, 4/17/17(c)		2,720	2,725,976
Chase Issuance Trust Series 2012-A1, Class A1 0.321%, 5/16/16(c)		5,365	5,370,741
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.921%, 2/15/17(a)(c)		2,855	2,861,806
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.79%, 3/18/14(a)(c)		3,298	3,301,386

			14,259,909

Other ABS—Fixed Rate–1.1%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(a)	CAD	1,093	1,112,273
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)	U.S.$	1,628	1,633,321
Citibank Credit Card Issuance Trust Series 2012 A1 0.55%, 10/07/17		3,260	3,262,538
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,073	1,076,892
Series 2012-A, Class A3 0.94%, 5/15/17		2,213	2,232,018
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,126	1,129,411
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)		1,796	1,799,387

			12,245,840

Autos—Floating Rate–0.8%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.619%, 9/15/17(a)(c)		4,362	4,362,092
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.921%, 2/15/17(a)(c)		3,630	3,736,341
Series 2012-1, Class A 0.691%, 1/15/16(c)		1,061	1,065,459

			9,163,892

2012 Annual Report	13

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Other ABS—Floating Rate–0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.709%, 6/20/17(c)	U.S.$	4,155	$4,175,559

Home Equity Loans—Floating Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.342%, 12/25/32(c)		325	300,068
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.487%, 5/25/37(c)(f)		65	2,323
Countrywide Asset-Backed Certificates Series 2002-4, Class A1 0.957%, 2/25/33(c)		0	201
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.479%, 1/20/35(c)		441	425,704
Series 2006-1, Class M1 0.499%, 1/20/36(c)		59	54,576
Novastar Home Equity Loan Series 2007-2, Class M1 0.517%, 9/25/37(c)(f)		25	479
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.447%, 2/25/37(c)(f)		791	2,279
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.517%, 4/25/34(c)		142	125,744

			911,374

Home Equity Loans—Fixed Rate–0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		309	316,565
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		117	114,130

			430,695

Total Asset-Backed Securities (cost $124,215,569)			123,832,056

AGENCIES–9.2%
Agency Debentures–7.9%
Federal Farm Credit Bank
0.237%, 11/13/12(c)		2,290	2,290,328
0.245%, 9/29/14(c)		2,845	2,846,690
0.248%, 10/12/12(c)		200	200,009
0.277%, 6/26/13(c)		300	300,241
Federal National Mortgage Association 0.237%, 11/23/12(c)		33,420	33,423,489
0.25%, 10/18/12(c)		100	100,004
6.25%, 5/15/29		8,296	12,156,817
6.625%, 11/15/30		9,565	14,677,588

Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	U.S.$	24,195	$21,371,710

			87,366,876

Agency Subordinated–1.3%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		13,130	13,773,895

Total Agencies (cost $92,128,128)			101,140,771

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.7%
Non-Agency Fixed Rate CMBS–5.6%
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class A5 4.60%, 2/13/46		3,309	3,374,222
Series 2006-PW12, Class A4 5.894%, 9/11/38		1,375	1,581,685
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.534%, 4/15/40		390	414,727
Commercial Mortgage Pass Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44		1,575	1,749,093
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		1,145	1,191,405
Series 2005-C1, Class A4 5.014%, 2/15/38		4,205	4,572,580
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.00%, 6/15/38		5,080	5,853,313
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.998%, 5/15/46		2,630	3,066,501
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35		48	48,708
Series 2007-GG9, Class A4 5.444%, 3/10/39		5,180	5,914,638
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		100	107,068
Series 2012-GCJ7, Class A4 3.377%, 5/10/45		5,465	5,899,959
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4 5.335%, 8/12/37		40	44,106
Series 2006-CB14, Class A4 5.481%, 12/12/44		1,395	1,572,483
Series 2006-CB16, Class A4 5.552%, 5/12/45		3,730	4,290,723

14	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Series 2007-CB19, Class A4 5.918%, 2/12/49	U.S.$	45	$52,850
Series 2007-LD11, Class A4 6.003%, 6/15/49		5,165	5,978,364
Series 2007-LDPX, Class A3 5.42%, 1/15/49		5,075	5,839,016
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		2,270	2,379,963
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32		295	299,155
Series 2004-C4, Class A4 5.446%, 6/15/29		170	181,644
Series 2005-C1, Class A4 4.742%, 2/15/30		125	134,865
Series 2006-C1, Class A4 5.156%, 2/15/31		310	347,623
Series 2006-C3, Class A4 5.661%, 3/15/39		855	976,043
Series 2006-C4, Class A4 6.064%, 6/15/38		285	329,341
Series 2007-C1, Class A4 5.424%, 2/15/40		2,892	3,338,843
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.091%, 6/12/46		2,095	2,425,924
Series 2006-3, Class A4 5.414%, 7/12/46		25	28,757
Series 2007-9, Class A4 5.70%, 9/12/49		270	306,412

			62,300,011

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(c)		1,075	1,074,949

Agency CMBS–0.0%
FHLMC Multifamily Structured Pass Through Certificates Series K010, Class A1 3.32%, 7/25/20		62	67,913

Total Commercial Mortgage-Backed Securities (cost $57,748,044)			63,442,873

CORPORATES—NON-INVESTMENT GRADES–1.2%
Industrial–0.9%
Basic–0.2%
LyondellBasell Industries NV 5.75%, 4/15/24		1,481	1,684,638

Capital Goods–0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		1,715	1,783,600
Ball Corp. 5.00%, 3/15/22		1,710	1,791,225

			3,574,825

Consumer Cyclical—Other–0.3%
Host Hotels & Resorts LP 5.25%, 3/15/22(a)		1,140	1,231,200

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)(g)	U.S.$	1,720	$1,771,600

			3,002,800

Consumer Cyclical—Retailers–0.0%
Dollar General Corp. 4.125%, 7/15/17		459	479,655

Energy–0.1%
Cimarex Energy Co. 5.875%, 5/01/22		820	865,100

			9,607,018

Financial Institutions–0.2%
Banking–0.1%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	570	545,696
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,185	1,133,920
Royal Bank of Scotland Group PLC 5.00%, 10/01/14		85	87,535

			1,767,151

Other Finance–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		945	994,531

			2,761,682

Utility–0.1%
Electric–0.1%
CMS Energy Corp. 5.05%, 3/15/22		920	1,013,332

Total Corporates—Non-Investment Grades (cost $11,571,382)			13,382,032

QUASI-SOVEREIGNS–1.2%
Quasi-Sovereign Bonds–1.2%
Indonesia–0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)(g)		2,009	2,247,569

Kazakhstan–0.1%
KazMunayGas National Co. 7.00%, 5/05/20(a)		1,426	1,750,415

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		2,675	3,166,069

South Korea–0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,845	2,989,355

United Arab Emirates–0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		2,815	2,961,380

Total Quasi-Sovereigns (cost $11,734,859)			13,114,788

2012 Annual Report	15

Schedule of Investments (continued)

Principal Amount (000)				U.S. $ Value

GOVERNMENTS—SOVEREIGN BONDS–0.7%
Indonesia–0.3%
Republic of Indonesia 5.25%, 1/17/42(a)	U.S.$		2,800	$3,188,500

Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15			34	36,295

Qatar–0.3%
State of Qatar 4.50%, 1/20/22(a)			2,532	2,861,160

Russia–0.1%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(a)			1,331	1,680,956

Total Governments—Sovereign Bonds (cost $6,702,683)				7,766,911

COLLATERALIZED MORTGAGE OBLIGATIONS–0.3%
Non-Agency Fixed Rate–0.3%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.745%, 5/25/35			1,107	1,070,736
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.092%, 6/25/46			2,873	1,593,528
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.93%, 7/25/36			452	273,672
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36			117	118,498
Residential Funding Mortgage Securities I Series 2005-SA3, Class 3A 3.131%, 8/25/35			39	34,911

				3,091,345

Non-Agency Floating Rate–0.0%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.148%, 12/25/35(c)			526	368,554
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.419%, 7/20/36(c)			32	28,966
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.848%, 2/25/47(c)			64	43,956

				441,476

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.865%, 5/28/35			323	278,999

Total Collateralized Mortgage Obligations (cost $5,366,954)				3,811,820

Principal Amount (000)				U.S. $ Value

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.3%
United States–0.3%
California GO 7.625%, 3/01/40 (cost $2,496,125)		U.S.$	2,440	$3,319,766

BANK LOANS–0.1%
Industrial–0.1%
Energy–0.0%
GBGH, LLC (US Energy) 6.00%, 6/09/13(c)(f)(h)			278	20,815
14.00%, 6/09/14(c)(f)(h)(i)			118	0

				20,815

Technology–0.1%
IPC Systems, Inc. 5.48%, 6/01/15(c)			750	637,500

Total Bank Loans (cost $1,028,929)				658,315

EMERGING MARKETS—CORPORATE BONDS–0.0%
Non Corporate Sectors–0.0%
Agencies—Not Government Guaranteed–0.0%
Israel Electric Corp., Ltd. 7.75%, 12/15/27(a) (cost $268,415)			265	287,525

GOVERNMENTS—SOVEREIGN AGENCIES–0.0%
Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17 (cost $16,868)			15	17,709

WARRANTS–0.0%			Shares
GBGH, LLC, expiring 6/09/19(f)(h)(j) (cost $0)			556	0

SHORT-TERM INVESTMENTS–5.9%
Investment Companies–2.8%
AllianceBerstein Fixed-Income Shares Inc.– Government STIF Portfolio, 0.14%(k) (cost $31,406,599)			31,406,599	31,406,599

Principal Amount (000)
Treasury Bill–3.1%
Japan Treasury Discount Bill Series 292 Zero Coupon, 10/09/12 (cost $33,607,358)		JPY	2,630,000	33,699,941

Total Short-Term Investments (cost $65,013,957)				65,106,540

Total Investments—104.0% (cost $1,081,253,474)				1,149,099,314

Other assets less liabilities—(4.0)%				(43,872,642)

Net Assets—100.0%				$1,105,226,672

16	Sanford C. Bernstein Fund II, Inc.

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)

Sold Contracts
U.S. T-Note 2 Yr Futures	65	December 2012	$14,326,278	$14,334,531	$(8,253)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank NA	CAD	4,803	USD	4,916	11/09/12	$34,985
Credit Suisse London Branch (GFX)	JPY	2,630,000	USD	33,594	10/09/12	(108,263)
Credit Suisse London Branch (GFX)	EUR	2,308	USD	3,014	10/24/12	47,524

						$(25,754)

INTEREST RATE SWAP CONTRACTS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments Received by the Portfolio	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	$11,590	1/30/17	1.059%	3 Month LIBOR	$ (221,108)
JPMorgan Chase Bank, NA	12,780	2/7/22	2.043%	3 Month LIBOR	(527,679)

					$ (748,787)

CREDIT DEFAULT SWAP CONTRACTS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC.:
Bank of America Corp., 5.65% 5/01/18, 9/20/17*	1.00%	1.69%	$280	$(9,084)	$(19,315)	$10,231
Credit Suisse International:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	1.78	3,000	(110,806)	(104,942)	(5,864)

				$(119,890)	$(124,257)	$4,367

* Termination date

REVERSE REPURCHASE AGREEMENTS (see Note 3)
Broker	Interest Rate		Maturity†	U.S. $ Value at September 30, 2012
ING Bank Amsterdam	(0.25	)%*	—	$1,734,843

† The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2012

* Interest payment due from counterparty.

2012 Annual Report	17

Schedule of Investments (continued)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $122,552,711 or 11.1% of net assets.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2012.
(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2012.
(d)	Variable rate coupon, rate shown as of September 30, 2012.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $682,310.
(f)	Illiquid security.
(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $1,751,000.
(h)	Fair valued by the Adviser.
(i)	Pay-In-Kind Payments (PIK).
(j)	Non-income producing security.
(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

GO—General Obligation

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

18	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2012

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $1,049,846,875)	$1,117,692,715
Affiliated issuers (cost $31,406,599)	31,406,599
Foreign currencies, at value (cost $159,476)	159,630
Cash in bank (a)	21,275
Receivables:
Interest & dividends	7,079,375
Investment securities sold and foreign currency transactions	48,495,494
Capital shares sold	6,172,291
Unrealized appreciation of credit default swap contracts	10,231
Unrealized appreciation of forward currency exchange contracts	82,509

Total assets	1,211,120,119

LIABILITIES
Reverse repurchase agreements	1,734,843
Payables:
Dividends to shareholders	858,417
Investment securities purchased	77,013,909
Advisory fee	326,497
Capital shares redeemed	24,797,364
Margin owed to broker on futures contracts	4,063
Accrued expenses	171,183
Unrealized depreciation of interest rate swap contracts	748,787
Unrealized depreciation of forward currency exchange contracts	108,263
Unrealized depreciation of credit default swap contracts	5,864
Premium received on credit default swap contracts	124,257

Total liabilities	105,893,447

NET ASSETS	$1,105,226,672

SHARES OF CAPITAL STOCK OUTSTANDING	67,423,094

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.39

NET ASSETS CONSIST OF:
Capital stock, at par*	$67,423
Additional paid-in capital	1,030,181,004
Undistributed net investment income	2,973,963
Accumulated net realized gain on investment and foreign currency transactions	4,934,421
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	67,093,167
Foreign currency denominated assets and liabilities	(23,306)

$1,105,226,672

(a) An amount of $17,875 has been segregated to collateralize margin requirements for the open futures contracts outstanding at September 30, 2012.

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2012 Annual Report	19

Statement of Operations—for the year ended September 30, 2012

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$34,103,910
Dividends
Unaffiliated issuers	62,900
Affiliated issuers	68,181

Total income	34,234,991

Expenses:
Advisory fee (see Note 2A)	5,657,086
Custodian fee	239,707
Transfer Agent fee	17,440
Printing fees	11,672
Legal fees	45,560
Registration fees	54,816
Auditing and tax fees	75,732
Directors’ fees and expenses	47,318
Miscellaneous	42,428

Total expenses	6,191,759
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(1,034,635)

Net expenses	5,157,124

Net investment income	29,077,867

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	16,058,832	(a)(b)
Futures transactions	162,432
Swap transactions	(2,318,904)
Foreign currency transactions	357,258

Net realized gain on investment and foreign currency transactions	14,259,618

Net change in unrealized appreciation/depreciation of:
Investments	22,456,679
Futures transactions	(123,769)
Swap transactions	(1,461,726)
Foreign currency denominated assets and liabilities and other assets	(1,279,027)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	19,592,157

Net realized and unrealized gain on investment and foreign currency transactions	33,851,775

Net increase in net assets resulting from operations	$62,929,642

(a) On November 25, 2011, the Fund had a redemption-in-kind with total proceeds in the amount of $111,379,178. The gain on investments of $2,977,712 will not be realized for tax purposes.

(b) Includes reimbursement from Adviser of $954,688 (See Note 2). See Notes to Financial Statements.

20	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$29,077,867	$41,268,502
Net realized gain on investment and foreign currency transactions	14,259,618	19,660,311
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	19,592,157	(2,100,342)

Net increase in net assets resulting from operations	62,929,642	58,828,471

Dividends and distributions to shareholders:
Dividends from net investment income	(30,847,179)	(42,161,219)
Distributions from net realized gain on investment transactions	(16,909,302)	(10,159,625)

Total dividends and distributions to shareholders	(47,756,481)	(52,320,844)

Capital-share transactions:
Net proceeds from sales of shares	280,546,608	376,109,134
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	34,218,300	27,537,514

Total proceeds from shares sold	314,764,908	403,646,648
Cost of shares redeemed	(432,303,989)	(326,466,782)

Net increase (decrease) in net assets from capital-share transactions	(117,539,081)	77,179,866

Net increase (decrease) in net assets	(102,365,920)	83,687,493

NET ASSETS:
Beginning of period	1,207,592,592	1,123,905,099

End of period (a)	$1,105,226,672	$1,207,592,592

(a) Includes undistributed net investment income of:	$2,973,963	$349,634

See Notes to Financial Statements.

2012 Annual Report	21

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Net asset value, beginning of period	$16.17	$16.08	$15.10		$13.93	$14.98

Income from investment operations
Investment income, net†	0.41	0.57	0.65		0.70	0.73
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.48	0.25	1.08		1.26	(1.00)
Contributions from Adviser	0	0	0		0	0 (a)

Total from investment operations	0.89	0.82	1.73		1.96	(0.27)

Less dividends and distributions:
Dividends from taxable net investment income	(0.43)	(0.58)	(0.66)		(0.71)	(0.78)
Dividends from net realized gain on investment transactions	(0.24)	(0.15)	(0.09)		(0.08)	0

Total dividends and distributions	(0.67)	(0.73)	(0.75)		(0.79)	(0.78)

Net asset value, end of period	$16.39	$16.17	$16.08		$15.10	$13.93

Total return (b)	5.70% #	5.30%	11.76%		14.80%	(1.96)% *^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,105,227	$1,207,593	$1,123,905		$1,026,838	$1,027,646
Average net assets (000 omitted)	$1,146,019	$1,143,740	$1,105,250		$967,750	$1,085,900
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	0.45%	0.45%	(c)	0.45%	0.45%
Expenses, before waivers/reimbursements	0.54%	0.54%	0.54%	(c)	0.54%	0.54%
Net investment income	2.54%	3.61%	4.19%	(c)	5.05%	4.93%
Portfolio turnover rate	136%	121%	105%		75%	99%

†	Based on average shares outstanding.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.
^	The total return includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.15)%.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08% for the year ended September 30, 2012 (See Note 5).
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

2012 Annual Report	23

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

24	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2012:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Corporates—Investment Grades	$989,667	$299,353,286	$0		$300,342,953
Mortgage Pass-Throughs	0	236,051,865	0		236,051,865
Governments—Treasuries	0	216,823,390	0		216,823,390
Asset-Backed Securities	3,262,538	106,068,588	14,500,930		123,832,056
Agencies	0	101,140,771	0		101,140,771
Commercial Mortgage-Backed Securities	0	56,336,710	7,106,163		63,442,873
Corporates—Non-Investment Grades	0	13,382,032	0		13,382,032
Quasi-Sovereigns	0	13,114,788	0		13,114,788
Governments—Sovereign Bonds	0	7,766,911	0		7,766,911
Collateralized Mortgage Obligations	0	0	3,811,820		3,811,820
Local Governments—Municipal Bonds	0	3,319,766	0		3,319,766
Bank Loans	0	0	658,315		658,315
Emerging Markets—Corporate Bonds	0	287,525	0		287,525
Governments—Sovereign Agencies	0	17,709	0		17,709
Warrants	0	0	0	^	0
Short-Term Investments:
Investment Companies	31,406,599	0	0		31,406,599
Treasury Bill	0	33,699,941	0		33,699,941
Total Investments in Securities	35,658,804	1,087,363,282	26,077,228		1,149,099,314
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	0	82,509	0		82,509
Credit Default Swap Contracts	0	10,231	0		10,231
Liabilities:
Futures Contracts	(8,253)	0	0		(8,253	) #
Forward Currency Exchange Contracts	0	(108,263)	0		(108,263)
Interest Rate Swap Contracts	0	(748,787)	0		(748,787)
Credit Default Swap Contracts	0	(5,864)	0		(5,864)
Total+	$35,650,551	$1,086,593,108	$26,077,228		$1,148,320,887

^	The Portfolio held securities with zero market value at period end.
*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.
+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

2012 Annual Report	25

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/11	$12,421,517	$1,420,541	$5,337,144
Accrued discounts/(premiums)	10,613	(71,981)	9,035
Realized gain (loss)	(1,078,764)	140,640	(2,461,904)
Change in unrealized appreciation/depreciation	2,123,904	371,990	3,387,949
Purchases	11,531,005	11,158,610	36,581
Sales	(10,507,345)	(5,635,148)	(2,725,588)
Transfers in to Level 3+	0	0	228,603
Transfers out of Level 3++	0	(278,489)	0

Balance as of 9/30/12	$14,500,930	$7,106,163	$3,811,820

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$678,455	$371,990	$1,348,411

	BANK LOANS	WARRANTS^	TOTAL
Balance as of 9/30/11	$2,714,635	$0	$21,893,837
Accrued discounts/(premiums)	43,787	0	(8,546)
Realized gain (loss)	(122,437)	0	(3,522,465)
Change in unrealized appreciation/depreciation	241,740	0	6,125,583
Purchases	2,482,302	0	25,208,498
Sales	(4,701,712)	0	(23,569,793)
Transfers in to Level 3	0	0	228,603
Transfers out of Level 3	0	0	(278,489)

Balance as of 9/30/12	$658,315	$0	$26,077,228

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/12*	$(345,705)	$0	$2,053,151

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.
^	The Portfolio held a security with zero market value at period end.
+	Transferred out of Level 2 into Level 3 due to insufficient observable inputs.
++	Transferred out of Level 3 into Level 2 due to increase of observable inputs.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2012.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

	FAIR VALUE AT 9/30/2012	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE
Asset-Backed Securities	$13,388,657	Third Party Vendor	Vendor Quote	$0.29-102.57
	$1,112,273	Indicative Market Quotations	Broker Quote	$101.75

26	Sanford C. Bernstein Fund II, Inc.

The Adviser has established a Valuation Committee (the “Committee”) with responsibility for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regularly monitoring the Adviser’s pricing and valuation policies and procedures and modifying or enhancing these policies and procedures (or recommending the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) monitoring of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

2012 Annual Report	27

Notes to Financial Statements (continued)

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio, which includes reclassifications of foreign currency gain (loss), paydown gain (loss), swap income (loss), consent fees, the tax treatment of gains from a redemption-in-kind, and sales adjustments on Treasury inflation-protected securities, is reflected as an adjustment to the components of capital as of September 30, 2012, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$2,977,712	$4,393,641	($7,371,353)

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel

28	Sanford C. Bernstein Fund II, Inc.

except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. Pursuant to an Expense Limitation Agreement dated March 31, 2005, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 31, 2013 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2012, the aggregate amount of such fee waiver was $1,034,635.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Entities

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2012 is as follows:

MARKET VALUE SEPTEMBER 30, 2011 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2012 (000)	DIVIDEND INCOME (000)
$134,579	$686,301	$789,473	$31,407	$68

Brokerage commissions paid on investment transactions for the year ended September 30, 2012 amounted to $1,854, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $1,918,971. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $954,688 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $954,688.

2012 Annual Report	29

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2012, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$431,059,735	$243,135,352
U.S. government securities	1,127,423,086	1,253,432,829

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$1,081,900,556

Gross unrealized appreciation	$70,900,017
Gross unrealized depreciation	(3,701,259)

Net unrealized appreciation	$67,198,758

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2012, the Portfolio held futures contracts for hedging purposes.

30	Sanford C. Bernstein Fund II, Inc.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2012, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2012, the Portfolio held interest rate swap contracts for hedging purposes.

2012 Annual Report	31

Notes to Financial Statements (continued)

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2012, the Portfolio held credit default swap contracts for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At September 30, 2012, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,280,000, with net unrealized appreciation/depreciation of $4,367, and terms of less than 5 years, as reflected in the schedule of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

As of September 30, 2012, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $929,416. The fair value of assets pledged as collateral by the Portfolio for such derivatives was $682,310 at September 30, 2012. If a trigger event had occurred at September 30, 2012, for those derivatives in a net liability position, an amount of $247,106 would be required to be posted by the Portfolio.

32	Sanford C. Bernstein Fund II, Inc.

At September 30, 2012, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$82,509	Unrealized depreciation of forward currency exchange contracts	$108,263
Credit contracts	Unrealized appreciation of credit default swap contracts	10,231	Unrealized depreciation of credit default swap contracts	5,864
Interest rate contracts			Margin due from/owed to broker on futures contracts	8,253	*
Interest rate contracts			Unrealized depreciation of interest rate swap contracts	748,787
Total		$92,740		$871,167

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$(186,539)	$(851,905)
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(2,335,544)	(712,939)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	162,432	(123,769)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	16,640	(748,787)
Total		$(2,343,011)	$(2,437,400)

For the year ended September 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $34,609,211 and the average monthly original value of futures contracts was $23,102,755. For nine months of the year, the average monthly notional amount of interest rate swaps was $27,942,454. For eight months of the year, the average monthly notional amount of credit default swaps was $34,430,204.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

2012 Annual Report	33

Notes to Financial Statements (continued)

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2012, the Portfolio earned drop income of $1,080,845 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2012, the average amount of reverse repurchase agreements outstanding was $2,029,095 and the daily weighted average interest rate was (0.23)%. During the year, the Portfolio received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$32,819,931	$51,480,048
Net long-term capital gains	14,936,550	840,796

Total distributions paid	$47,756,481	$52,320,844

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED NET LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$4,127,528	$5,279,087	($64,747)	$66,494,797	$75,836,665

(a)	For the year ended September 30, 2012, the Portfolio elected to defer $64,747 of straddle losses.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, the tax treatment of swaps and partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

34	Sanford C. Bernstein Fund II, Inc.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2012, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

2012 Annual Report	35

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2012 and September 30, 2011, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Shares sold	17,473,142	23,609,697
Shares issued to shareholders on reinvestment of dividends and distributions	2,134,511	1,740,896
Shares redeemed	(26,866,409)	(20,542,892)

Net increase (decrease) in shares outstanding	(7,258,756)	4,807,701
Shares outstanding at beginning of period	74,681,850	69,874,149

Shares outstanding at end of period	67,423,094	74,681,850

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2012.

NOTE 8.	Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

36	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund II, Inc.

and Shareholders of Intermediate Duration Institutional Portfolio:

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the series constituting Sanford C. Bernstein Fund II, Inc.) (the “Fund”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2009 were audited by other auditors whose report dated November 25, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc. at September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2012

2012 Annual Report	37

2012 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2012.

For foreign shareholders, 81.86% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

38	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon

Vice President

Shawn E. Keegan

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2012 Annual Report	39

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorship(s) Held by Director in the Past Five Years
INTERESTED DIRECTOR
Robert M. Keith+ 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of the Adviser and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,†++ 80 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin,† 70 (2002)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Adviser from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served	100	None

40	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorship(s) Held by Director in the Past Five Years
	as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.

Michael J. Downey,† 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management. director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy,† 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin,† 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

2012 Annual Report	41

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorship(s) Held by Director in the Past Five Years
Garry L. Moody,† 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

Marshall C. Turner, Jr.,† 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates), since prior to 2007

Earl D. Weiner,† 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or	100	None

42	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorship(s) Held by Director in the Past Five Years
trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

++ Member of the Fair Value Pricing Committee.

2012 Annual Report	43

Sanford C. Bernstein Fund II, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Robert M. Keith, 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 50	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2007.

Shawn E. Keegan, 41	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2007.

Alison M. Martier, 55	Vice President	Senior Vice President of the Adviser† with which she has been associated since prior to 2007.

Douglas J. Peebles, 47	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2007.

Greg J. Wilensky, 45	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2007.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI† with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)† with which he has been associated since prior to 2007.

Stephen M. Woetzel, 41	Controller	Vice President of ABIS† with which he has been associated since prior to 2007.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

44	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

1 The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 1427

2012 Annual Report	45

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. 4 Also shown are the Fund’s net assets on September 30, 2011.

ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	PORTFOLIO	09/30/11 NET ASSETS ($MM)
50 bp on 1st 1 billion 45 bp on the balance	Intermediate Duration Institutional Portfolio[5]	$1,180.6

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’ total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund’ fiscal year upon at least 60 days written notice. In addition, set forth below is the gross expense ratio of the Fund, annualized for the most recent semi-annual period:6

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO (3/31/11)[7]	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.54%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

4 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG regulated fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

5 The Fund has an expense cap of 0.45%, which effectively reduces the advisory fee.

6 Semi-annual total expense ratios are unaudited.

7 Annualized.

46	Sanford C. Bernstein Fund II, Inc.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2011 net assets.9

FUND	NET ASSETS 9/30/11 ($MM)	ALLIANCEBERNSTEIN INSTITUTIONAL FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	$1,180.6	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.208%	0.485%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2011 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.492%	0.485%[10]

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth below.11 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2011 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.485%[10]

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10 The Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

11 AVPS was also affected by the settlement between the Adviser and the NYAG.

2012 Annual Report	47

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2011 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED MANAGEMENT FUND EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Intermediate Duration Institutional Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.208%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[15]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK
Intermediate Duration Institutional Portfolio	0.493	0.445	11/15

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

15 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

48	Sanford C. Bernstein Fund II, Inc.

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

FUND	EXPENSE RATIO (%)[16]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.450	0.498	5/15	0.563	24/109

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16 Most recently completed fiscal year total expense ratio.

17 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

19 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

2012 Annual Report	49

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings21 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2011.23

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Intermediate Duration Institutional Portfolio
1 year	6.07	5.95	5.65	7/15	43/107
3 year	8.92	8.07	8.19	3/13	21/97
5 year	6.93	6.59	6.73	3/13	28/81

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 25

	PERIODS ENDING JULY 31, 2011 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
					VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	6.07	8.93	6.93	5.88	4.91	0.97	5
Barclays Capital U.S Aggregate Bond Index	4.44	7.05	6.57	5.70	3.60	1.24	5
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

21 Fund performance returns were provided by Lipper.

22 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

24 The Adviser provided Fund and benchmark performance return information for periods through July 31, 2011.

25 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

50	Sanford C. Bernstein Fund II, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0912

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2011	$57,500	$253	$12,844
	2012	$57,500	$500	$13,748

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm.The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2011	$801,845	$13,097
			$(253)
			$(12,844)
	2012	$632,888	$14,248
			$(500)
			$(13,748)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 21, 2012